EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Weight Watchers International, Inc. (the “Company”) for the fiscal year ending December 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Kirchhoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2008	Signature:	/s/ DAVID P. KIRCHHOFF David P. Kirchhoff President, Chief Executive Officer and Director (Principal Executive Officer)